SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549





                             FORM 8-K
                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported):  September 30, 1998



                       THE PANDA PROJECT, INC.
     (Exact name of registrant as specified in its charter)



FLORIDA                    0-24030              65-0323354
(State or other           (Commission          (IRS Employer
jurisdiction of            File Number)         Identification
incorporation)                                  Number)


901 Yamato Road
Boca Raton, Florida                               33431
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (561) 994-2300


                   ________________________
   (Former name or former address, if changed since last report)

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Item 5.   Other Events
          ------------

     Effective September 30, 1998, Kevin J. Calhoun has resigned as Chief Financial Officer of The Panda Project, Inc. (the "Company"). Melissa Crane has been appointed to serve as Acting Chief Financial Officer of the Company. The Company has also retained the accounting and consulting firm of Schmidt, Raines, Trieste, Dickenson, & Adams, P.L. to assist in financial reporting, monitoring and cost control needs, regulatory compliance, accounting and administrative support and recruitment of a permanent chief financial officer. PricewaterhouseCoopers LLP will continue to serve as the Company's independent auditors.

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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE PANDA PROJECT, INC.


                                  By:  /S/ MELISSA CRANE
                                       Melissa Crane
                                       Acting Chief Financial Officer
Dated:  October 7, 1998